Debt - Schedule of Annual Principal and Interest Payments Due Under Term Loan (Detail) $ in Thousands	Dec. 31, 2019 USD ($)
Long-term Debt, Fiscal Year Maturity [Abstract]
Total	$ 40,200
2015 Term Loan [Member]
Long-term Debt, Fiscal Year Maturity [Abstract]
2020	2,736
2021	14,611
2022	14,816
2023	13,903
2024	3,018
Total	49,084
Less interest	(7,182)
Less unamortized portion of final payment	(1,726)
Total	$ 40,176